SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D. C.  20549



                               FORM 8-K



                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE

                    SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2001


                          SCANA Corporation
--------------------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)



        South Carolina            1-8809               57-0784499
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission          (IRS Employer
  of incorporation)              File Number)     Identification No.)



1426 Main Street, Columbia, South Carolina                   29201
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (803) 217-9000
                                                    --------------



                                 Not applicable
--------------------------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.


        The Press Release dated May 31, 2001 attached hereto as Exhibit 20 is incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

        Exhibits filed with this Current Report on Form 8-K are listed in the following Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SCANA Corporation
                                               (Registrant)




June 12, 2001                            By: s/Mark R. Cannon
                                             Mark R. Cannon
                                             Controller

                                  EXHIBIT INDEX
 Number


   20.     Press release dated May 31, 2001.

                                                                 Exhibit 20



                                       For Immediate Release

                                       Investor Contacts:  H. John Winn, III
                                       (803) 217-9240
                                       jwinn@scana.com

                                       Byron W. Hinson
                                       (803) 217-7458
                                       bhinson@scana.com


               SCANA Subsidiary Announces Gain from Closing of
                 Deutsche Telekom / Powertel Merger Transaction


Wilmington, Delaware, May 31, 2001--- SCANA Communications Holdings, Inc. (SCH), an indirect, wholly-owned subsidiary of SCANA Corporation (NYSE: SCG), announced today that it will record a one-time, non-cash, after-tax gain of approximately $350 million, or $3.35 per share for SCANA, in the second quarter of 2001 related to the merger of Powertel, Inc. and VoiceStream Wireless Corporation with Deutsche Telekom AG. Deutsche Telekom announced earlier today that it has completed the acquisitions of both companies, which have become wholly-owned subsidiaries of Deutsche Telekom.

         "We are very pleased to see this transaction completed successfully and in accordance with the time line originally contemplated by the companies," said Kevin Marsh, senior vice president and chief financial officer of SCANA Corporation. "This transaction is significant to SCANA because it represents a major step in our announced strategy to realize the value of our long-standing investment in Powertel for our shareholders. The combination of these three companies will also benefit U.S. consumers by creating a stronger and more competitive national wireless operator that can offer a variety of seamless, cost-effective wireless services over a common technology platform."

         In merger agreements dated August 26, 2000, as amended and restated as of February 8, 2001, Powertel, a provider of digital wireless personal communications services in the southeastern United States, and VoiceStream Wireless Corporation, a national provider of personal communications services in the United States, agreed to be acquired by Deutsche Telekom AG (NYSE: DT; FSE:
DTE), Europe's largest telecommunications company and one of the largest telecommunications carriers worldwide. Prior to the merger, SCH owned, on a fully converted basis, approximately 14.8 million shares of Powertel common stock, or about a 27% equity interest, representing an investment with an original cost of approximately $250 million. Under the merger agreement, Powertel shareholders received 2.6353 Deutsche Telekom shares for each Powertel common share when the transaction closed. Based on that exchange ratio, SCH received approximately 39 million Deutsche Telekom shares.

          (continued)

         In connection with the merger, there are certain restrictions that will impact the sale or transfer of the Deutsche Telekom shares received by SCH as a result of this transaction. During the three-month period following the date of the merger closing, SCH may not sell or transfer any of its Deutsche Telekom shares. From three months to six months following the merger closing date, SCH may sell or transfer up to 40 percent of the Deutsche Telekom shares it owns. After six months from the merger closing, all sale and transfer restrictions end.

         "Subject to the post-merger lock-up provisions, we will look to monetize our Deutsche Telekom investment in an appropriate and timely manner," said Marsh. "Proceeds from our planned future monetization will be a catalyst for earnings growth and create long-term value for our shareholders."

         SCANA Communications Holdings, Inc., a Delaware-based corporation, is an indirect, wholly-owned subsidiary of SCANA Corporation. SCANA Corporation, a Fortune 500 company headquartered in Columbia, South Carolina, is an energy-based holding company principally engaged, through subsidiaries, in electric and natural gas utility operations, telecommunications and other energy-related businesses. Information about SCANA Corporation and its businesses is available on the Company's web site at www.scana.com.

                                      # # #


This press release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of the Company and its management. Although SCANA Corporation believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements including, but not limited to, the following important factors: (1) that the information is of a preliminary nature and may be subject to further and/or continuing review and adjustment, (2) changes in the utility regulatory environment, (3) changes in the economy, especially in areas served by the Company's subsidiaries, (4) the impact of competition from other energy suppliers, (5) growth opportunities for the Company's regulated and diversified subsidiaries, (6) the results of financing efforts, (7) changes in the Company's accounting policies, (8) weather conditions, especially in areas served by the Company's subsidiaries, (9) performance of and marketability of the Company's investments in telecommunications companies, (10) inflation, (11) changes in environmental regulations and (12) the other risks and uncertainties described from time to time in the Company's periodic reports filed with the Securities and Exchange Commission. The Company disclaims any obligation to update any forward-looking statements.







6